Exhibit 99.2
Fourth-Quarter 2011 Results ALTRA HOLDINGS, INC. February 16, 2012 9:00 AM ET Dial In Number 877-407-8293 Domestic 201-689-8349 International Webcast at www.altramotion.com Replay Number Through February 23, 2012 877-660-6853 Domestic 201-612-7415 International Account Number: # 364 Conference ID: # 388179 Webcast Replay at www.altramotion.com
Safe Harbor Statement Cautionary Statement Regarding Forward Looking Statements All statements, other than statements of historical fact included in this release are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. Forward-looking statements can generally be identified by phrases such as "believes," "expects," "potential," "continues," "may," "should," "seeks," "predicts," "anticipates," "intends," "projects," "estimates," "plans," "could," "designed", "should be," and other similar expressions that denote expectations of future or conditional events rather than statements of fact. Forward-looking statements also may relate to strategies, plans and objectives for, and potential results of, future operations, financial results, financial condition, business prospects, growth strategy and liquidity, and are based upon financial data, market assumptions and management's current business plans and beliefs or current estimates of future results or trends available only as of the time the statements are made, which may become out of date or incomplete. Forward-looking statements are inherently uncertain, and investors must recognize that events could differ significantly from our expectations. These statements include, but may not be limited to, our expectation of sales and profitability growth to record levels in 2012, our expectations regarding market share and our penetration of new high-growth markets and geographies, our expectations regarding the strength of our balance sheet and liquidity, our expectations for our relative performance levels in the first and second quarters of 2012 and the impact of certain factors on our first quarter 2012 performance, our expectations relating to the implementation of the SAP system and our start-up costs in China, and our 2012 guidance, including for sales, earnings per share, tax rates, capital expenditures, and depreciation and amortization. In addition to the risks and uncertainties noted in this release, there are certain factors that could cause actual results to differ materially from those anticipated by some of the statements made. These include: (1) competitive pressures, (2) changes in economic conditions in the United States and abroad and the cyclical nature of our markets, (3) loss of distributors, (4) the ability to develop new products and respond to customer needs, (5) risks associated with international operations, including currency risks, (6) accuracy of estimated forecasts of OEM customers and the impact of the current global economic environment on our customers, (7) risks associated with a disruption to our supply chain, (8) fluctuations in the costs of raw materials used in our products, (9) product liability claims, (10) work stoppages and other labor issues, (11) changes in employment, environmental, tax and other laws and changes in the enforcement of laws, (12) loss of key management and other personnel, (13) changes in pension and retirement liabilities, (14) risks associated with compliance with environmental laws, (15) the ability to successfully execute, manage and integrate key acquisitions and mergers, (16) failure to obtain or protect intellectual property rights, (17) risks associated with impairment of goodwill or intangibles assets, (18) failure of operating equipment or information technology infrastructure, (19) risks associated with our debt leverage and operating covenants under our debt instruments, (20) risks associated with restrictions contained in our Senior Secured Notes and Convertible Notes, (21) risks associated with compliance with tax laws, (22) risks associated with the global recession and volatility and disruption in the global financial markets, (23) risks associated with implementation of our new ERP system, (24) risks associated with the Bauer acquisition and integration, (25) risks associated with the Company's planned investment in a new manufacturing facility in China, and (26) other risks, uncertainties and other factors described in the Company's quarterly reports on Form 10-Q and annual reports on Form 10-K and in the Company's other filings with the U.S. Securities and Exchange Commission (SEC) or in materials incorporated therein by reference. Except as required by applicable law, Altra Holdings, Inc. does not intend to, update or alter its forward looking statements, whether as a result of new information, future events or otherwise. 1
2011 Highlights Revenues up 30% in 2011 year over year, 17% excluding Bauer Non-GAAP adjusted net income increased 36% to $1.38 per share for the year Completed the Bauer acquisition and integration is on track Significant progress implementing SAP Continue to take share in our end-user markets Fourth quarter sales up 32% year over year, 11% excluding Bauer Fourth quarter non-GAAP adjusted diluted EPS was $0.24 2
Top-line Growth Drivers in Q4 Distribution continues to be strong and inventories are stable Ag market was strong, driven by emerging markets Double digit growth in Energy during the fourth quarter Wind power demand is strong in North America and China for 2012 Mining was a key growth driver, with solid prospects for 2012 3
Fourth-Quarter 2011 Financial Highlights 4
Unfavorable Quarterly Items Foreign Currency Health Related Costs Plant Shutdowns Business Mix ($0.02) ($0.02) ($0.04) ($0.02) 5
Fourth-Quarter 2011 Non-GAAP Adjusted Net Income and Operating Income 6
Balance Sheet Highlights 7 Repurchased $3.7 Million of Senior Secured Notes in Q4 2011.
Fourth-Quarter 2011 Working Capital 8
2012 Outlook $740 - $760 Million in sales $1.50 - $1.60 Non-GAAP adjusted diluted earnings per share EPS includes $4.5 - $5.0 Million of SAP costs and $1 Million in start-up costs in China, approximately $0.13 - $0.15 per share $30 - $35 Million in capital expenditures, including $10 Million for investments in the new China facility $27 - $30 Million in depreciation and amortization Tax rate approximately 31%-33% before discrete items $180 - $190 Million in Q1 sales $0.35 - $0.39 Non-GAAP adjusted diluted earnings per share in Q1 9
2012 Objectives Complete construction of our new China facility Implement SAP at 8 additional locations in 2012 Enhancing our operational excellence through model value streams Leveraging every sales dollar by maintaining focus on cost management and control Focus on new product development in key markets Continued growth through strategic acquisitions Execute performance improvement plan for Bauer 10
Discussion of Non-GAAP Measures As used in these slides posted on the Company's website, non-GAAP adjusted diluted earnings per share, non-GAAP adjusted income from operations and non-GAAP adjusted net income are each calculated using either net income or income from operations that excludes premiums, discounts and costs associated with the extinguishment of debt, acquisition related costs, restructuring costs, discrete tax items and other income or charges that management does not consider to be directly related to the Company's core operating performance. Non-GAAP adjusted diluted earnings per share is calculated by dividing non-GAAP adjusted net income by GAAP weighted average shares outstanding (diluted). Non-GAAP free cash flow is calculated by deducting purchases of property, plant and equipment from net cash provided by operating activities. Altra believes that the presentation of non-GAAP adjusted net income, non-GAAP adjusted income from operations, non- GAAP adjusted diluted earnings per share and non-GAAP free cash flow provides important supplemental information to management and investors regarding financial and business trends relating to the Company's financial condition and results of operations. 11